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                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of September 30, 2003, by and among BAM! ENTERTAINMENT, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the purchasers (the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

         WHEREAS:

         A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         B. Each Purchaser desires to purchase, severally and not jointly, subject to the terms and conditions stated in this Agreement, (i) shares of the Company's common stock, $0.001 par value (the "COMMON STOCK"), (ii) warrants in the form attached hereto as Exhibit A (including any warrants issued in replacement thereof, the "WARRANTS"), to acquire shares of Common Stock; and
(iii) additional investment rights in the form attached hereto as Exhibit B (the "Additional Investment Rights"). The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES." The shares of Common Stock issuable upon exercise of the Additional Investment Rights are referred to herein as the "ADDITIONAL INVESTMENT RIGHT SHARES." The warrants issuable upon exercise of the Additional Investment Rights are referred to herein as the "ADDITIONAL INVESTMENT RIGHT WARRANTS." The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Additional Investment Right Warrants are referred to herein as the "ADDITIONAL INVESTMENT RIGHT WARRANT SHARES."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Common Stock Registration Rights Agreement in the form attached hereto as Exhibit C (the "COMMON STOCK REGISTRATION RIGHTS AGREEMENT"), and a Warrant Shares Registration Rights Agreement in the form attached hereto as Exhibit D (the "WARRANT SHARES REGISTRATION RIGHTS AGREEMENTS" and collectively with the Common Stock Registration Rights Agreement the "REGISTRATION RIGHTS AGREEMENTS") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.       CERTAIN DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

         "AFFILIATE" or "AFFILIATES" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

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         "BUSINESS DAY" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded.

         "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

         "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

         "INVESTMENT AMOUNT" shall mean the dollar amount to be invested in the Company at the Closing pursuant to this Agreement by a Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

         "LIEN" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

         "MATERIAL ADVERSE EFFECT" shall mean an event that (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Document; provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock or (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries taken as a whole.

         "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

         "PERSON" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

         "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "PRO RATA PERCENTAGE" shall mean, with respect to any Purchaser, a percentage computed by dividing such Purchaser's Investment Amount by the aggregate Investment Amounts of all Purchasers.

         "SECURITIES" shall mean the Shares, the Warrants, the Warrant Shares, the Additional Investment Rights, the Additional Investment Right Shares and the Additional Investment Right Warrant Shares.

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         "SHARES" means the shares of Common Stock to be issued and sold by the
Company and purchased by the Purchasers at the Closing.

         "SUBSIDIARY" or "SUBSIDIARIES," when used with respect to subsidiaries of the Company in Section 4 of this Agreement, means or includes only a "Significant Subsidiary" as defined in Rule 405 of Regulation C under the Securities Act.

         "TRANSACTION DOCUMENTS" means this Agreement, the Warrants, the Additional Investment Rights, the Registration Rights Agreements, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

         "TRANSFER AGENT" means American Stock Transfer & Trust Company, or any other transfer agent selected by the Company.

         "TRANSFER AGENT INSTRUCTIONS" means the Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

2.       PURCHASE AND SALE OF SHARES AND WARRANTS.

         a. Generally. Except as otherwise provided in this Section 2 and subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, each Purchaser shall purchase the number of Shares, Warrants and Additional Investment Rights determined as provided in this Section 2, and the Company shall issue and sell such number of Shares, Warrants and Additional Investment Rights to each Purchaser for such Purchaser's Investment Amount as provided below. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the Securities to each of the Purchasers is a separate sale.

         b.       Number of Closing Shares and Warrants; Form of Payment;
Closing Date.

                  i. On the Closing Date (as defined below), the Company shall sell and each Purchaser shall buy (A) the number of Shares as is equal to the quotient of (I) such Purchaser's Investment Amount divided by (II) $0.96,
(B) Warrants exercisable for a number of shares of Common Stock equal to 90% of the number of Shares referred to in subclause (A) above and (C) an Additional Investment Right to purchase that number of Additional Investment Right Shares and Additional Investment Rights Warrants, each as set forth on Exhibit F hereto. On the Closing Date, each Purchaser shall pay the Company an amount equal to such Purchaser's Investment Amount.

                  ii. On the Closing Date, each Purchaser shall pay its Investment Amount by wire transfer to the Company, in accordance with the Company's written wiring instructions against delivery of certificates representing the Shares and duly executed Warrants and Additional Investment Rights being purchased by such Purchaser, and the Company shall deliver such Shares, Warrants and Additional Investment Rights against delivery of the such Purchaser's Investment Amount.

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                  iii.     Subject to the satisfaction (or waiver) of the
conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Shares, Warrants and Additional Investment Rights pursuant to this Agreement (the "CLOSING") shall be 3:00 p.m. California time on October 1, 2003 or such other date or time as the Purchasers and the Company may mutually agree ("CLOSING DATE"). The Closing shall occur at the Proskauer Rose LLP, or at such other place as Purchasers and the Company may otherwise mutually agree.

3.       THE PURCHASER'S REPRESENTATIONS AND WARRANTIES.

         Each Purchaser severally and not jointly represents and warrants to the Company as follows:

         a. Purchase for Own Account. The Purchaser is purchasing the Securities for the Purchaser's own account and not with a present view towards the distribution thereof. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreements. Notwithstanding anything in this Section 3(a) to the contrary, by making the foregoing representation, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws; provided, that in the case of any transfer of the Securities pursuant to an exemption, such transfer is made in accordance with the provisions of Section 3(e).

         b. Information. The Purchaser has been furnished all materials (excluding any material nonpublic information) relating to the business, finances and operations of the Company and its Subsidiaries and materials relating to the offer and sale of the Securities that have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received what the Purchaser believes to be satisfactory answers to any such inquiries. The Purchaser understands that its investment in the Securities involves a high degree of risk.

         c. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         d. Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Securities in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

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         e.       Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreements, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder or sold pursuant to Rule 144(k) under the Securities Act, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, and (ii) neither the Company nor any other Person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, in each case, other than pursuant to the Registration Rights Agreements.

         f. Legends. The Purchaser understands that the Securities may bear a restrictive legend in substantially the following form:

                  [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

         Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act provided the Purchasers at the time any of the Purchasers request a removal of the Legend on any certificate evidencing all or any portion of any of the Securities or to transfer any of the same, it (or a broker acting on such Purchaser's behalf) provides to the Company (or to the Transfer Agent on the Company's behalf), reasonable written assurances to the effect that any of the Securities, sold or to be sold by such Purchasers have been, or will be, sold in accordance with the plan of distribution set forth in the Prospectus and in compliance with the prospectus delivery requirements under the Securities Act., or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act

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(including judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Business Days following the delivery by a Purchaser to the Company or the Transfer Agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

         The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

         g. Investor Status. The Purchaser is an "ACCREDITED INVESTOR" within the meaning of Rule 501 Regulation D under the Securities Act. In the normal course of its business, it invests in or purchases securities similar to the Securities and it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Securities. The Purchaser is not a registered broker dealer or an Affiliate of any broker or dealer registered under Section 15(a) of the Exchange Act, or a member of the National Association of Securities Dealers, Inc. or a Person engaged in the business of being a broker dealer.

         h. Restricted Securities. The Purchaser understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

         i. No Short Positions or Stock Ownership. Except as previously disclosed to the Company in writing, each Purchaser has not, prior to the 30 Business Days prior to the Closing Date, entered into any Short Sales. For purposes of this Section 3.2(i), a "SHORT SALE" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock and all Common Stock that would be issuable upon conversion or exercise in full of all Options then held by such Purchaser (assuming that such

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Options were then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

         4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser as follows:

         a. Organization and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized and existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 4(a). Except as disclosed in Schedule 4 (a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants, the Additional Investment Rights, the Additional Investment Right Warrants and the Registration Rights Agreements, to issue and sell the Shares, the Warrants, the Additional Investment Rights, the Additional Investment Right Shares and the Additional Investment Right Warrants in accordance with the terms hereof and to issue the Warrant Shares and the Additional Investment Right Warrant Shares upon exercise of the Warrants and the Additional Investment Right Warrants, respectively, in accordance with the terms of said warrants; (ii) the execution, delivery and performance of this Agreement, the Warrants, the Additional Investment Rights, the Additional Investment Right Warrants and the Registration Rights Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Additional Investment Rights Shares and the issuance of the Warrants, the Additional Investment Rights and the Additional Investments Right Warrants and the reservation for issuance and issuance of the Warrant Shares and the Additional Investment Right Warrants Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company and the other parties thereto to the extent required of the Registration Rights Agreements, the Warrants, the Additional Investment Rights, and the Additional Investments Rights Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

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         c.       Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 4(c), including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. All of such outstanding shares of the Company's capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 4(c), no shares of capital stock of the Company (including the Shares, the Warrant Shares, the Additional Investment Right Shares and the Additional Investment Right Warrant Shares) or any of the Subsidiaries are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in Schedule 4(c), as of the date of this Agreement,
(i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever to which the Company or any of its Subsidiaries is a party relating to the issuance by the Company or any of its Subsidiaries of securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or such Subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreements). Except as set forth on Schedule 4(c), there are no securities or instruments containing antidilution or similar provisions that may be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Warrants, the Additional Investment Rights, the Additional Investment Right Warrants or the Registration Rights Agreements and the holders of the securities and instruments listed on such Schedule 4(c) have waived any rights they may have under such antidilution or similar provisions in connection with the issuance of the Securities in accordance with the terms of this Agreement, the Warrants, the Additional Investment Rights, the Additional Investment Right Warrants or the Registration Rights Agreements. The Company has made available to each Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any benefit plan of the Company.

         d. Issuance of Shares. The Shares are duly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes and Liens (other than those imposed through acts or omissions of the Purchaser thereof) and will not be subject to preemptive rights or other similar rights of shareholders of the Company. The Warrant Shares, the Additional Investment Right Shares and the Additional Investment Rights Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants, the Additional Investment Rights and/or the Additional Investment Right Warrants, as the case may be, in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and free from all taxes and Liens (other than those imposed through acts or omissions of the Purchaser thereof) and will not be subject to preemptive rights or other similar rights of shareholders of the Company.

         e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreements, the Warrants and the Additional Investment Rights by the

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Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares, the Warrant Shares, the Additional Investment Right Shares and the Additional Investment Right Warrant Shares and the issuance of the Warrants, the Additional Investment Rights and the Additional Investment Right Warrants) will not (i) conflict with or result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchasers) the United States federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws and other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws and assuming the accuracy of the representations and warranties of the Purchasers, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement including without limitation the issuance and sale of the Shares, Warrants and the Additional Investment Rights as provided hereby), the Warrants and the Additional Investment Rights Warrants (including without limitation the issuance of the Warrant Shares and the Additional Investment Right Warrant Shares) or the Registration Rights Agreements, in each case in accordance with the terms hereof or thereof. The Company is not currently in violation of the listing or maintenance requirements of The Nasdaq Stock Market. The Company does not reasonably anticipate that the Common Stock will be delisted by The Nasdaq Stock Market in the twelve month period following the Closing Date based on its rules (and interpretations thereof) as currently in effect.

         f. SEC Documents; Financial Statements. Since September 1, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC

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DOCUMENTS"). The Company has made available to each Purchaser via the SEC's
Electronic Data Gathering, Analysis and Retrieval (EDGAR) system true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and
(ii), individually or in the aggregate, would not have a Material Adverse
Effect.

         g. Absence of Certain Changes. Since the date of the latest audited financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to generally accepted accounting principals or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option and stock purchase plans.

         h. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its Subsidiaries, or any of their directors or officers in their capacities as such which would have a Material Adverse Effect.

         i. Intellectual Property. The Company and each of its Subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business as now being conducted and as proposed to be conducted. Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries has received written notice that it is infringing upon or in conflict with any third party Intangibles. Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or such Subsidiary's ownership or right to use its Intangibles. The Intangibles are valid and enforceable, and, without the Company intending to allow such result, no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company has complied with its contractual obligations relating to the protection of the Intangibles used pursuant to licenses with such exceptions that would not and will not have a Material Adverse Effect. To the Company's knowledge, no Person is infringing on or violating the Intangibles owned or used by the Company.

         j. Environment. Except as disclosed in the SEC Documents (i) there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of its Subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

         k. Title. The Company and each of its Subsidiaries has good title in fee simple to all real property and good title to all personal property owned by it which is material to its business, free and clear of all liens, encumbrances and defects except for such defects in title that, individually or in the aggregate, would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by the Company or such Subsidiary under valid, subsisting and enforceable leases with such exceptions which have not had and will not have a Material Adverse Effect.

         l. Insurance. Except as disclosed in the SEC Documents, the Company and its Subsidiaries maintain such insurance relating to their business, operations, assets, key-employees and officers and directors as is appropriate to their business, assets and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect would not reasonably be expected to have a Material Adverse Effect.

         m. Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that no Purchaser is acting as a financial advisor or is acting as a fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Purchasers is "arms length" and that any statement made by any Purchaser or any of its Affiliates, representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way except for the Purchaser's representations and warranties in Section 3 hereof. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         n. No Brokers. Except as described in Schedule 4(n), all of which are payable at the Closing, to the knowledge of the Company, to registered broker-dealers, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

         o. Tax Status. The Company and each of its Subsidiaries has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable Subsidiary has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns have been or is being audited by any taxing authority.

         p. No General Solicitation. Neither the Company nor to the knowledge of the Company any Person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Securities being offered hereby; provided, however, that the Company makes no representation or warranty with respect to the activities of any of the placement agents or any Affiliate of any of them engaged by the Company in connection with the transactions contemplated by this Agreement (collectively the "PLACEMENT AGENTS").

         q. Securities Laws. Neither the Company, nor any Affiliate of the Company, nor any Person acting on its behalf or on behalf of such Affiliate, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act provided, however, that the Company makes no representation or warranty with respect to the activities of any of the Placement Agents or any of Affiliate of any of them. Assuming the truth and accuracy of the Purchasers' representations and warranties, the offer, sale and delivery of shares of Common Stock upon exercise of the Warrants will be exempt from the registration requirements of Section 5 of the Securities Act.

         r. Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. The Company is not aware of any facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreements) provided that such registration is not deemed a "primary offering" in which case the Company could face potential qualification problems regarding the requirement of having an aggregate market value held by non-affiliates of $75 million or more.

         s. Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except, until such time as the press release is issued as contemplated by Section 5(i), the execution of this Agreement. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

         t. Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         u. Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,

(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         v. Transactions With Affiliates and Employees. Except as set forth on Schedule 4(v), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

5.       COVENANTS AND OTHER AGREEMENTS.

         a. Satisfaction of Conditions. The parties shall use their reasonable efforts to satisfy in a timely manner each of the conditions set forth in Section 6 and Section 7 of this Agreement.

         b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date.

         c. Reporting Status. So long as a Purchaser beneficially owns any Securities or has the right to acquire any Securities pursuant to this Agreement, the Company shall use its reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         d. Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares, the Warrants and the Additional Investment Rights, including proceeds received upon exercise of the Additional Investment Rights, for general corporate purposes and working capital, but in no event shall the Company use such net proceeds to repurchase any outstanding securities of the Company.

         e. Financial Information. For the Registration Period (as defined in the Registration Rights Agreements), the Company agrees to send to each Purchaser within ten days after the filing with the SEC, to the extent not available through the SEC's EDGAR system, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K.

         f. Reservation of Shares. The Company has and shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Shares as provided in Section 2 hereof, and the full exercise of the Warrants, the Additional Investment Rights and the Additional Investment Right Warrants and the issuance of the Warrant Shares, the Additional Investment Right Shares and the Additional Investment Right Warrants Shares in connection therewith and as otherwise required hereby and thereby. The Company shall not reduce the number of shares of Common Stock reserved for issuance under this Agreement (except as a result of the issuance of the Shares hereunder), the Warrants (except as a result of the issuance of the Warrant Shares upon the exercise of the Warrants), the Additional Investment Rights (except as a result of the issuance of Additional Investment Right Shares upon exercise of the Additional Investment Rights and except as a result of the issuance of the Additional Investment Right Warrant Shares upon the exercise of the Additional Investment Right Warrants) or the Registration Rights Agreements, without the consent of the Purchasers.

         g. Listing. The Company will apply for the listing of the Shares, Warrant Shares, the Additional Investment Right Shares and the Additional Investment Right Warrants Shares, in each case, upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares and Additional Investment Rights Shares from time to time issuable hereunder and under the Additional Investment Rights, respectively, and all Warrant Shares and Additional Investment Right Warrant Shares from time to time issuable upon exercise of the Warrants and the Additional Investment Right Warrants, respectively. The Company shall use its reasonable efforts to include its shares of Common Stock in The Nasdaq Stock Market at the earliest practical date and, in any event, by the date the first registration statement covering the resale of the Shares is declared effective by the SEC and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of The Nasdaq Stock Market.

         h. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other non-exempt offering of securities other than the Additional Investment Rights and securities issuable thereunder, warrants issuable to any of the Placement Agents in connection with the transactions contemplated by this Agreement and the shares of common stock issuable upon exercise of such warrants.

         i. Securities Laws Disclosure; Publicity. The Company shall, on or before 9:30 a.m., Eastern Standard Time, on September 30, issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby. No later than the first Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the "8-K FILING") describing the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely make any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. Except with respect to the 8-K Filing and the press release referenced above (a copy of which will be provided to the Purchasers for their review as early as practicable prior to its filing), the Company shall, at least two Business Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The

Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or The Nasdaq Stock Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or The Nasdaq Stock Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or The Nasdaq Stock Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and
(ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Purchasers shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Each press release disseminated in the United States to the public generally during the 12 months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact.

         j. Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Securities and Exchange Act of 1933, as amended (the "EXCHANGE ACT"). Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. During the earlier of (i) the date two years from the Closing Date or (ii) as long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

         k. Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of The Nasdaq Stock Market.

         l.       Subsequent Placements.

         (1) From the date hereof until the Registration Statement (as defined in the Registration Rights Agreements) is declared effective by the SEC (the "BLOCKOUT PERIOD"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "SUBSEQUENT PLACEMENT"). The restrictions contained in this Section 5(1) shall not apply to Excluded Stock (as defined below).

         (2) From the end of the Blockout Period until the one year anniversary thereof, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this
Section 5(1)(2).

         (i) The Company shall deliver to each Purchaser a written notice (the "OFFER") of any proposed or intended issuance or sale or exchange of the securities being offered (the "OFFERED SECURITIES") in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and
(z) offer to issue and sell to or exchange with each Purchaser the Offered Securities, based on such Purchaser's pro rata portion of the aggregate purchase price paid by the Purchasers for all of the Shares purchased hereunder (the "BASIC AMOUNT"), and with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT").

         (ii) To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the five (5) Business Day period of the Offer, setting forth the portion of the Purchaser's Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "AVAILABLE UNDERSUBSCRIPTION AMOUNT"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase on that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary

         (iii) The Company shall have ten (10) Business Days from the expiration of the period set forth in Section 5(1)(2)(ii) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the "REFUSED SECURITIES"), but only to the offerees described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer.

         (iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5(1)(2)(iii) above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser elected to purchase pursuant to Section 5(l)(2) (ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 5(1)(2) (ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 5(l)(2)(i) above.

         (v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 5(1)(2)(iv) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.

         (vi) Any Offered Securities not acquired by the Purchasers or other Persons in accordance with Section 5(1)(2)(iii) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.

         (vii) The restrictions contained in paragraphs 5(1)(1) and (2) of this Section shall not apply to any of the following "EXCLUDED SECURITIES:" (A) the Shares, (B) the Warrants, (C) the Additional Investment Rights, (D) the Additional Investment Right Warrants, (E) any warrants issued to any of the Placement Agents, (F) any shares of Common Stock issued upon exercise of the Warrants, the Additional Investment Rights, the Additional Investment Right Warrants or any warrants issued to any of the Placement Agents or (G) any Common Stock issued (1) upon exercise or conversion of any options or other securities described in Schedule 4(c) (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule), (2) in connection with any grant of options, warrants or the issuance of additional securities to employees, officers, directors or consultants of the Company pursuant to a stock option plan or stock purchase plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options or warrants, (C) pursuant to a bona fide firm commitment underwritten public offering through any investment banker (excluding any equity line) in an aggregate offering amount greater than $5,000,000, or (D) in connection with a bona fide joint venture or development agreement or strategic partnership or to an independent Person, the primary purpose of which is not to raise equity capital.

         m. Reimbursement. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of a Purchaser or any of its Affiliates (a "RELATED PERSON") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Documents, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser's or Related Person's gross negligence or willful misconduct. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6 of the Registration Rights Agreements. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell Shares, Warrants and Additional Investment Rights to a Purchaser at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         a. The applicable Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreements, and delivered the same to the Company.

         b. The applicable Purchaser shall have delivered such Purchaser's Investment Amount in accordance with Section 2(b) above.

         c. The representations and warranties of the applicable Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

7.       CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE SHARES AND
         WARRANTS.

         The obligation of each Purchaser hereunder to purchase Shares, Warrants and Additional Investment Rights to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided, however, that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

         a. The Company shall have executed the signature pages to this Agreement and the Registration Rights Agreements, and delivered the same to the Purchaser.

         b. The Company shall have delivered to the Purchaser duly executed certificates representing the number of Shares, duly executed Warrants and duly executed Additional Investment Rights as provided in Section 2(b) above.

         c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Company's Board of Directors authorizing the execution, delivery and performance by the Company of its obligations under this Agreement, the Warrants, the Additional Investment Rights and the Registration Rights Agreements.

         d. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         e. From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

         f. The Purchasers shall have received an opinion of the Company's counsel, dated as of the Closing Date, relating to the matters set forth in Exhibit F attached hereto.

         g. The Company shall have delivered a duly executed Transfer Agent Instructions acknowledged by the Transfer Agent.

8.       GOVERNING LAW MISCELLANEOUS.

         a. Governing Law; Venue; Waiver Of Jury Trail. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and, by the Purchasers as provided in Section 8(m) hereof. Notwithstanding the preceding sentence, the parties hereto recognize that certain amendments may be requested by the Nasdaq Trading and Market Services in order that the Shares and Warrant Shares issued hereunder be accepted for listing on The Nasdaq Stock Market and agree that approval for such amendments shall be given. Any waiver by the Purchasers, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Purchasers, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                           BAM! Entertainment, Inc.
                           333 West Santa Clara Street, Suite 716
                           San Jose, CA 95113
                           Telephone No.: (408) 298-7500
                           Facsimile No.: (408) 298-9600
                           Attention: Raymond Musci
                                      President

                  With a copy to:

                           Kirkpatrick & Lockhart LLP
                           10100 Santa Monica Blvd, 7th Floor
                           Los Angeles, California 90067
                           Telephone (310) 552-5000
                           Fax (310) 552-5001
                           Attention: Thomas Poletti, Esq.

If to the Purchaser, to the address set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser.

Each party hereto may from time to time change its address or facsimile number for notices under this Section 8(f) by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Purchasers to the Company, and in the case of the Company to all of the Purchasers.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers." Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary and (in each case) may enforce the indemnity provisions directly against the parties with obligations thereunder.

         i. Survival. The representations and warranties of the Company and the agreements and covenants of the Company shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws.

         j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         k. Termination. In the event that the Closing Date shall not have occurred on or before October 4, 2003, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

         l. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Registration Rights Agreements and the Warrants. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement, the Registration Rights Agreements or the Warrants.

         m. Determinations. All consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement prior to the Closing Date to be binding upon a Purchaser shall be made by such Purchaser and except as otherwise expressly provided herein, all consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Closing Date shall be made by Purchasers that have invested more than fifty-one percent (51%) of the aggregate Investment Amounts invested by all Purchasers.

         n.iii    Fees and Expenses. At the Closing, the Company shall pay to
Vertical Ventures, LLC an aggregate of $20,000 for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, Vertical Ventures, LLC may retain such amount at the Closing or require the Company to pay such amount directly to Proskauer Rose LLP. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

         o. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         p. Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         q. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         r. Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Warrants or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         s. Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

         t. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchasers to be joined as an additional party in any proceeding for such purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        BAM! ENTERTAINMENT, INC.

                                        By: /s/ Raymond C. Musci
                                           --------------------------------
                                        Name: Raymond C. Musci
                                        Title: CEO

                  THE PURCHASERS: VERTICAL VENTURES, LLC

                           By: /s/ JOSHUA SILVERMAN
                               -----------------------------------
                           Name: JOSHUA SILVERMAN
                           Title: Partner
                           Investment Amount: $ 758,000
                           Residence: 641, LEXINGTON AVENUE, 26th FL.
                                      NY, NY 10022
                           Address:
                                   -------------------------------
                           ---------------------------------------
                           ---------------------------------------
                           Telephone No.: (212)974-3070
                           Telecopy No.:  (212)207-3452
                           Attention: JOSHUA SILVERMAN
                           Email Address:
                                         -------------------------

                  THE PURCHASERS:

                  CRESCENT INTERNATIONAL LTD

                           By: /s/ MAXI BREZZI
                               -----------------------------------
                           Name: MAXI BREZZI
                           Title: AUTHORIZED SIGNATORY
                           Investment Amount: $315,000
                           Residence: BERMUDA

                           Address: C/O GREENLIGHT(SWITZERLAND)SA
                           84 AV.LOUIS-CASAI
                           CH 1216 COINTRIN, GENEVA
                           SWITZERLAND

                           Telephone No.: ( )+4122 7917256
                           Telecopy No.:  ( )+4122 92450394
                           Attention: MCRAW/M.BREZZI
                           Email Address: MBREZZI@DMITRUST.COM

                           with copies of all notices to:

                           ---------------------------------------
                           ---------------------------------------
                           ---------------------------------------
                           ---------------------------------------

                           Telephone No.:  ( )
                                              --------------------
                           Telecopy No.:   ( )
                                              --------------------
                           Attention:
                                     -----------------------------
                           Email Address:
                                         -------------------------

                  THE PURCHASERS:

                           SMITHFIELD FIDUCIARY LLC

                           By: /s/ Adam J.Chill
                             -------------------------------------
                           Name : Adam J.Chill
                           Title: Authorized Signatory
                           Investment Amount: $225,000.00
                           Residence:  Cayman Islands
                           Address: c/o Highbridge Capital
                           Management, LLC
                           9 West 57th Street, 27th Floor
                           New York, New York 10019
                           Telephone No.: (212)287-4720
                           Telecopy No.:  (212)751-0755
                           Attention: Ari J. Storch / Adam J. Chill
                           Email Address: ari.storch@hcmny.com
                           adam.chill@hcmny.com

                           THE PURCHASERS:

                                    Truk Opportunity Fund, LLC

                                    By: /s/ Stephen Saltzstein
                                        ----------------------
                                    Name: Stephen Saltzstein
                                    Title: Principal
                                    Investment Amount: $ 22,080
                                    Residence: ----------------
                                    ---------------------------
                                    ---------------------------
                                    Address: 45 Rockefeller Plaza, Suite 2000
                                    New York, N.Y. 10111
                                    ---------------------------
                                    Telephone No.: (212) 332-5050
                                    Telecopy No.:  (212) 332-5051
                                    Attention: Stephen Saltzstein
                                    Email Address:---------------

                                    with copies of all notices to:

                                    Mike Fein
                                    MFein@RAMCapital.com
                                    ----------------------------
                                    ----------------------------

                                    Telephone No.: (212)332-5050
                                    Telecopy No.:  (212) 332-5051
                                    Attention: Mike Fein
                                    Email Address: MFein@RAMCapital.com

                           THE PURCHASERS:

                                    JAS Securities, LLC

                                    By: JAS Securities, LLC
                                        ------------------
                                    Name: Michael Coughlan /s/ Michael Coughlan
                                    Title: CFO
                                    Investment Amount: $ 85,440=89,000 Shares
                                    Residence:
                                    120 Broadway, 9th Floor
                                    NY, NY 10271
                                    Address:
                                    120 Broadway, 9th Floor
                                    NY, NY 10271
                                    Telephone No.: (212) 433-7163
                                    Telecopy No.:  (212) 433-7069
                                    Attention: Mike Coughlan
                                    Email Address: cogmike@aol.com

                                    with copies of all notices to:

                                    JAS Securities, LLC
                                    120 Broadway, 9th Floor
                                    NY, NY 10271

                                    Telephone No.: (212) 433-7163
                                    Telecopy No.:  (212) 433-7069
                                    Attention: Mike Coughlan
                                    Email Address: cogmike@aol.com

                           THE PURCHASERS:

                                    AIG DKR SOUNDSHORE PRIVATE
                                    INVESTORS HOLDING FUND LTD.

                                    By: /s/ Barbara Burger
                                        ---------------------
                                    Name: Barbara Burger
                                    Title: Alternate Director
                                    Investment Amount: $ 96,000
                                    Address: 1281 East Main Street
                                    Stamford, CT 06902

                                    Telephone No.: (203) 324-8400
                                    Telecopy No.:  (203) 324-8492
                                    Attention: Barbara Burger
                                    Email Address: bburger@dkrcapital.com

                                    with copies of all notices to:

                                    Marc Seidenberg
                                    (same address as above)
                                    Telephone No.: (203) 324-8429
                                    Telecopy No.:  (203) 324-8498

                           THE PURCHASERS:

                                    OTAPE Investments LLC

                                    By: /s/ [ILLEGIBLE]
                                        ------------------
                                    Name:
                                         -----------------
                                    Title: General Counsel
                                    Investment Amount: $ 300,000-288,000 Shares

                                    Residence:------------------
                                    ----------------------------
                                    ----------------------------

                                    Address: One Manhattenville Rd.
                                    Purchase, NY 10577

                                    Telephone No.: (914) 694-5887
                                    Telecopy No.:  (914) 694-6335
                                    Attention: Rick Borden/Paul Masters
                                    Email Address: Rick.Borden@ox.com
                                                   Paul.Masters@ox.com

                                    with copies of all notices to:

                                    ----------------------------
                                    ----------------------------
                                    ----------------------------
                                    ----------------------------

                                    Telephone No.: (   ) -------
                                    Telecopy No.:  (   ) -------
                                    Attention: -----------------
                                    Email Address:--------------

                                                                       EXHIBIT A
                                                TO SECURITIES PURCHASE AGREEMENT


        VOID AFTER 5:00 P.M., CALIFORNIA TIME,
        ON SEPTEMBER 30, 2008


        NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.


Date: September 30, 2003

                            BAM! ENTERTAINMENT, INC.
                             STOCK PURCHASE WARRANT

        THIS CERTIFIES THAT, for value received, ___________________, or its registered assigns, is entitled to purchase from BAM! ENTERTAINMENT, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, _______ fully paid and nonassessable shares of the Company's common stock, $0.001 par value (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") of $1.87. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other Warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of September 30, 2003, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

        This Warrant is subject to the following terms, provisions and conditions:

        1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, including, without limitation, the limitations contained in
Section 7 hereof, this Warrant may be exercised at any time during the Exercise Period (as defined below) by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company by 5 p.m. California time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a Business Day, on the next succeeding Business Day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) Business Days, after this Warrant shall have been so exercised (the "DELIVERY PERIOD"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC TRANSFER"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

        (b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds; provided, however, if the Registration Statement did not become effective on or before the Registration Deadline (as defined in that certain Common Stock Registration Rights Agreement of even date herewith between the Company and the Initial Investors set forth therein) and is not effective at the time holder exercises this Warrant, the holder hereof may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the holder hereof the number of Warrant Shares determined as follows:

                                X = Y [(A-B)/A]
                      where:
                                X = the number of Warrant Shares to be issued to
                              the holder.

                                Y = the number of Warrant Shares
                              with respect to which this Warrant is being exercised.


                                A = the average of the Closing
                              Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

                                B = the Exercise Price.

               For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the holder hereof, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

        2. Period of Exercise. Except as set forth in Section 7(g) and (h) below, this Warrant may be exercised at any time or from time to time (an "EXERCISE DATE") during the period (the "EXERCISE PERIOD") beginning on (a) the date hereof and ending (b) at 5:00 p.m., California time, on the fifth annual anniversary of the date of original issuance hereof. Notwithstanding anything to the contrary herein, the Exercise Period shall be extended for each day following the effective date that the that the holder hereof may not sell shares under the Registration Statement (as defined in the in that certain Warrant Share Registration Rights Agreement of even date herewith between the Company and the Initial Investors set forth therein) or pursuant to Rule 144(k) under the Securities Act if the holder effected a "cashless exercise of this Warrant pursuant to Section .

        3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

               (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances.

               (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(g) or 7(h) hereof).

               (c) Listing. The Company has secured the listing of the shares of Common Stock issuable upon exercise of or otherwise pursuant to this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of or otherwise pursuant to this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of or otherwise pursuant to this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

               (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

               (e) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

               (f) Blue Sky Laws. The Company shall, on or before the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant prior to such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

        4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants, shall be subject to adjustment from time to time as provided in this
Section 4.

        In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

               (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

               (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4 other than a Company Reduction as defined in Section 4(k), the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased or decreased to equal the quotient obtained by dividing (i) the product of (A) the Exercise Price in effect immediately prior to such adjustment, multiplied by (B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, by (ii) the adjusted Exercise Price .

               (c) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. If a transaction constitutes or results in a Change of Control, then at the request of the holder hereof delivered before the 90th day after such transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the holder of this Warrant for a purchase price, payable in cash within five Business Days after such request (or, if later, on the effective date of such transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request. For the purposes of this Section, "CHANGE OF CONTROL" means the consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company that is initiated or agreed to by a member of the Company's management.

               (d) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (other than cash) (or rights to acquire its assets (other than cash)) to all holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION"), at any time during the Exercise Period, then, upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, the holder of this Warrant shall be entitled to receive its pro-rata amount of such assets (or such rights) as would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

               (e) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price other than a Company Reduction as defined in Section 4(k), then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

               (f) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

               (g) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

               (h) Other Notices. In case at any time:

                      (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                      (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                      (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                      (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least fifteen (15) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company may publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

               (i) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(e) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

               (j) Certain Definitions.

                      (i) "BUSINESS DAY" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

                      (ii) "COMMON STOCK," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(c) hereof, the stock or other securities or property provided for in such Section.

                      (iii) "PRINCIPAL MARKET" means the Nasdaq Stock Market or, if the Common Stock is not traded on the Nasdaq Stock Market, then the principal securities exchange or trading market for the Common Stock.

               (k) Adjustment of Exercise Price by the Company. To the extent permitted by applicable law, the Company at any time shall have the right to reduce the Exercise Price (a "COMPANY REDUCTION") by any amount for any period of time; provided that the conditions of this Section 4(k) are satisfied. The Company may exercise its right to Company Reduction by delivering to each holder of the Warrants written notice (a "COMPANY REDUCTION NOTICE") at least 15 Business Days prior to the first day of the Company Reduction Period (as defined below). The Company Reduction Notice shall state the reduced Exercise Price (the "Alternative Exercise Price") and the period (the "Company Reduction Period") during which the Alternative Exercise Price will be in effect, which Company Reduction Period must be at least 15 Business Days in duration. A Company Reduction Notice shall be irrevocable. The Exercise Price shall be adjusted upon the expiration of the Company Reduction Period to the Exercise Price that otherwise would then be in effect if the Company Reduction had not occurred. Notwithstanding anything to the contrary in this Section 4(k), the Alternative Exercise Price shall at no time be greater than the Exercise Price that otherwise would be in effect during such Company Reduction Period if such Company Reduction had not occurred.

        5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

        6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        7. Transfer, Exchange, Redemption and Replacement of Warrant.

               (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any one time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f), 7(g) 7(h) and 8 hereof and to the provisions of Sections 3(e) and 3(f) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Warrant Shares Registration Rights Agreement.

               (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

               (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

               (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

               (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

               (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

               (g) Additional Restrictions on Exercise or Transfer. Notwithstanding anything in Section 1 or Section 3 hereof to the contrary, this Warrant shall not be exercisable to the extent (but only to the extent) that (a) the number of shares of Common Stock beneficially owned by the holder of this Warrant and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants or the unexercised or unconverted portion of any other securities of the Company subject to a limitation on exercise or exercise analogous to the limitation contained herein) and (b) the number of shares of Common Stock issuable upon exercise of the Warrants (or portion thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by such holder and its affiliates of more than 4.99% (the "MAXIMUM PERCENTAGE") of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether and to what extent this Warrant shall be exercisable with respect to other securities owned by such holder shall be in the sole discretion of the holder and submission of this Warrant for full or partial exercise shall be deemed to be the holder's determination of whether and the extent to which this Warrant is exercisable, in each case subject to such aggregate percentage limitation. No prior inability to exercise the Warrants pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of exercisability. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (a) hereof. By written notice to the Company, the holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the holder and not to any other holder of Warrants.

               (h) Limitation on Number of Warrant Shares. Notwithstanding any provision hereof to the contrary, the Company shall not be obligated to issue any Warrant Shares upon exercise of the Warrants if the issuance of such shares would exceed that number of shares which the Company may issue upon exercise of the Warrants (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of the Principal Market, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market (or any successor rule or regulation) for issuances of Shares in excess of such amount. Until such approval is obtained, no purchaser of the Warrants pursuant to the Securities Purchase Agreement (the "Purchasers") shall be issued, upon exercise of the Warrants, Shares in an amount greater than the product of (i) the Exchange Cap amount then in effect multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate number of shares of Common Stock issued to all Purchases pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Warrants, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any holder of the Warrants shall convert and exercise, as the case may be, all of such holder's Warrants into a number of Shares which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of Shares actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Warrants on a pro rata basis in proportion to the number of Shares then issuable under the Warrants then held by each such holder. The restrictions contained in this Section 7(h) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's outstanding Common Stock (excluding the holder of this Warrant to the extent (and only to the extent) at the record date for determining stockholders entitled to vote thereon, such holder holds any of the Company's Common Stock purchased pursuant to the Securities Purchase Agreement or upon exercise of the any Warrants sold thereunder).

        8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Warrant Shares Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

        9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                      If to the Company:

                      BAM! Entertainment, Inc.
                      333 West Santa Clara Street, Suite 716
                      San Jose, CA 95113
                      Telephone No.: (408) 298-7500
                      Facsimile No.:  (408) 298-9600
                      Attention: Raymond Musci
                                 President

                      With a copy to:

                      Kirkpatrick & Lockhart LLP
                      10100 Santa Monica Blvd, 7th Floor
                      Los Angeles, California 90067
                      Telephone (310) 552-5000
                      Fax (310) 552-5001
                      Attention:  Thomas Poletti, Esq.

               If to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 10, and, for any notice under Section 3.

        10. Governing Law; Venue; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the state of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby waives all rights to a trial by jury.

        11. Miscellaneous.

               (a) Amendments. Except as provided in Section 8(g) hereof, this Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

               (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

               (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

               (d) Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant.

               (e) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

               (f) In addition to any other rights available to a holder hereof, if the Company fails to deliver to the holder hereof a certificate representing Warrant Shares by the fifth Business Day after the date on which delivery of such certificate is required by this Warrant, and if after such fifth Business Day the holder hereof purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder hereof of the Warrant Shares that the holder hereof anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Business Days after the holder hereof requests and in the discretion of the holder hereof, either
(i) pay cash to the holder hereof in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder hereof a certificate or certificates representing such Common Stock and pay cash to the holder hereof in an amount equal to the excess (if any) of the Buy-In

Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate. Notwithstanding anything to the contrary, this Section 11(f) shall not apply if the Company has used its best efforts to deliver the certificates, but such certificates were not delivered due to the Transfer Agent's failure to deliver the certificates in accordance with timely instructions from the Company.

               (g) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder hereof to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder hereof or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder hereof or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the holder hereof in connection with the issuance of Warrant Shares. Nothing herein shall limit a right of the holder hereof to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                    BAM! ENTERTAINMENT, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

FORM OF EXERCISE AGREEMENT

(TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

        To:    BAM! Entertainment, Inc.
               333 West Santa Clara Street, Suite 716
               San Jose, CA 95113
               Telephone No.: (408) 298-7500
               Facsimile No.:  (408) 298-9600
               Attention: Raymond Musci
                          President


The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of BAM! ENTERTAINMENT, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified or official bank check or by wire transfer for the account of the Company or exercises this Warrant pursuant to the "cashless exercise" provisions thereof; or

        The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

[ ] The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC TRANSFER").

[ ] In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

        The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
      -----------------------               ------------------------------------
                                            Signature of Holder

                                            ------------------------------------
                                            Name of Holder (Print)
                                            Address:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

FORM OF ASSIGNMENT


        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:


Name of Assignee                    Address                     No of Shares
----------------                    -------                     ------------



, and hereby irrevocably constitutes and appoints_______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated:                   ,
      ------------------- ----

In the presence of

------------------

                                  Name:
                                       --------------------------------

                                       Signature:
                                                 ----------------------
                                       Title of Signing Officer or
                                       Agent (if any):
                                                      -----------------
                                         Address:
                                                 ----------------------

                                                 ----------------------

                                                 ----------------------

                                         Note: The above signature should
                                               correspond exactly with the name
                                               on the face of the within
                                               Warrant.

                                                                       EXHIBIT B
                                                TO SECURITIES PURCHASE AGREEMENT


NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.



                            BAM! ENTERTAINMENT, INC.

                           ADDITIONAL INVESTMENT RIGHT



Additional Investment Right No. ___                   Dated:  September 30, 2003

        Bam! Entertainment, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, ___________________ or its registered assigns (the "HOLDER"), is entitled to purchase from the Company (a) up to a total of _______ shares of common stock, $.001 par value per share (the "COMMON STOCK"), of the Company (each such share, an "ADDITIONAL INVESTMENT RIGHT SHARE" and all such shares, the "ADDITIONAL INVESTMENT RIGHT SHARES") at an exercise price equal to $0.96 per share (as adjusted from time to time as provided in Section 9, the "EXERCISE PRICE"), and (b) only as part of and in connection with the purchase of the Additional Investment Right Shares, warrants in the form attached hereto as Exhibit 1 to purchase up to ______ shares of Common Stock (including any warrants issued in replacement thereof, the "ADDITIONAL INVESTMENT RIGHT WARRANTS"), at any time and from time to time from and after the date hereof and through and including the 45th Business Day following the effective date of the Registration Statement (the "EFFECTIVE DATE") (the "EXPIRATION DATE"), and subject to the following terms and conditions. This Additional Investment Right (this "ADDITIONAL INVESTMENT RIGHT") is one of a series of similar additional investment rights issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers identified therein (the "PURCHASE AGREEMENT"). All such additional investment rights are referred to herein, collectively, as the "ADDITIONAL INVESTMENT RIGHTS." Common Stock issuable upon exercise of the Additional Investment Right Warrants shall be known herein as the "ADDITIONAL INVESTMENT RIGHT WARRANT SHARES". Concurrently with the issuance of Additional Investment Right Shares to the Holders further to the exercise of this Additional Investment Right, the Holder shall be issued Additional Investment Right Warrants exercisable for a number of Additional Investment Right Warrant Shares equal to 90% of the number of Additional Investment Right Shares so issued to the Holder upon such exercise. The term "Registration Statement" as used in this paragraph shall have the meaning set forth on the Common Stock Registration Rights Agreement between the Company and the Initial Investors therein of even date herewith.

        1. Definitions. In addition to the terms defined elsewhere in this Additional Investment Right, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

        2. Registration of Additional Investment Right. The Company shall register this Additional Investment Right, upon records to be maintained by the Company for that purpose (the "ADDITIONAL INVESTMENT RIGHT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Additional Investment Right as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

        3. Registration of Transfers. The Company shall register the assignment and transfer of any portion of this Additional Investment Right in the Additional Investment Right Register, upon surrender of this Additional Investment Right, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new additional investment right to purchase Common Stock, in substantially the form of this Additional Investment Right (any such new additional investment right, a "NEW ADDITIONAL INVESTMENT RIGHT"), evidencing the portion of this Additional Investment Right so transferred shall be issued to the transferee and a New Additional Investment Right evidencing the remaining portion of this Additional Investment Right not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Additional Investment Right by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of an Additional Investment Right.

        4. Exercise and Duration of Additional Investment Right.

               (a) This Additional Investment Right shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Additional Investment Right not exercised prior thereto shall be and become void and of no value.

               (b) The Holder may exercise this Additional Investment Right by delivering to the Company (i) an exercise notice, in the form attached hereto (the "EXERCISE NOTICE"), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Additional Investment Right Shares and Additional Investment Right Warrants as to which this Additional Investment Right is being exercised (which may take the form of a "cashless exercise" if so indicated in the Exercise Notice and if a "cashless exercise" may occur at such time pursuant to this Section 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "EXERCISE DATE." The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Additional Investment Right and issuance of a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Investment Right Shares and Additional Investment Right Warrants.

        5. Delivery of Additional Investment Right Shares and Additional Investment Right Warrants.

               (a) Upon exercise of this Additional Investment Right, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Additional Investment Right Shares and Additional Investment Right Warrants issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Additional Investment Right Shares or the Additional Investment Right Warrant Shares, respectively, and naming the Holder as a selling stockholder thereunder is not then effective and the Additional Investment Right Shares or the Additional Investment Right Warrant Shares, respectively, are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Additional Investment Right Shares and Additional Investment Right Warrants, shall be deemed to have become holder of record of such Additional Investment Right Shares and Additional Investment Right Warrants as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Additional Investment Right Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

               (b) This Additional Investment Right is exercisable, either in its entirety or, from time to time, for a portion of the number of Additional Investment Right Shares and Additional Investment Right Warrants further to terms set forth in the first paragraph of the Additional Investment Right. Upon surrender of this Additional Investment Right following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Investment Right Shares and Additional Investment Right Warrants.

               (c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Additional Investment Right Shares on the date on which delivery of such certificate is required by this Additional Investment Right, such Holder may notify the Company via facsimile, mail or any other means, of its failure to deliver the certificate (a "DELIVERY FAILURE NOTICE"). If the Company fails to deliver to the Holder a certificate representing Additional Investment Right Shares by the fifth Business Day after delivery of the Delivery Failure Notice by the Holder and if after such fifth Business Day after the delivery of the Delivery Failure Notice the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Additional Investment Right Shares that the Holder anticipated receiving from the Company (a

"BUY-IN"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate. Notwithstanding anything to the contrary, this Section 5(c) shall not apply if the Company has used its best efforts to deliver the certificates, but such certificates were not delivered due to the Transfer Agent's failure to deliver the certificates in accordance with timely instructions from the Company.

               (d) The Company's obligations to issue and deliver Additional Investment Right Shares and Additional Investment Right Warrants in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Additional Investment Right Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

        6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock and the Additional Investment Right Warrants upon exercise of this Additional Investment Rights shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Additional Investment Right Shares, Additional Investment Rights or any Additional Investment Right Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Additional Investment Right or receiving Additional Investment Right Shares and Additional Investment Right Warrants upon exercise hereof.

        7. Replacement of Additional Investment Right. If this Additional Investment Right is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Additional Investment Right, a New Additional Investment Right, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Additional Investment Right under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

        8. Reservation of Additional Investment Right Shares and Additional Investment Right Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Additional Investment Right Shares upon exercise of this Additional Investment Right and Additional Investment Right Warrant Shares upon exercise of the Additional Investment Right Warrants as herein provided and as provided in the Additional Investment Right Warrants, the number of Additional Investment Right Shares which are then issuable and deliverable upon the exercise of this entire Additional Investment Right and the number of Additional Investment Right Warrant Shares which are then issuable and deliverable upon the exercise of any Additional Investment Right Warrants, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Additional Investment Right Shares and Additional Investment Right Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable exercise price in accordance with the terms hereof, or the Additional Investment Warrants, as the case may be, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein and further to the Additional Investment Right Warrants without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

        9. Certain Adjustments. The Exercise Price and number of Additional Investment Right Shares issuable upon exercise of this Additional Investment Right are subject to adjustment from time to time as set forth in this Section
9. The exercise price and number of Additional Investment Right Warrant Shares issuable upon exercise of the Additional Investment Right Warrants shall be subject to adjustment further to Section 4 of said Additional Investment Right Warrants and the Additional Investment Right Warrants.

               (a) Stock Dividends and Splits. If the Company, at any time while this Additional Investment Right is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

               (b) Pro Rata Distributions. If the Company, at any time while this Additional Investment Right is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be the average of the Closing Prices for the five Trading Days immediately prior to (but not including) such record date and of which the numerator shall be such average less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "APPRAISER"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Additional Investment Right Shares for which this Additional Investment Right could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon expiration of or any exercise of the Additional Investment Right that occurs after such record date, such Holder shall remain entitled to receive, in addition to the Additional Investment Right Shares otherwise issuable upon such exercise (if applicable), such Distributed Property.

               (c) Fundamental Transactions. If, at any time while this Additional Investment Right is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a "FUNDAMENTAL TRANSACTION"), then the Holder shall have the right thereafter to receive, upon exercise of this Additional Investment Right, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Additional Investment Right Shares then issuable upon exercise in full of this Additional Investment Right (the "ALTERNATE CONSIDERATION"). The aggregate Exercise Price for this Additional Investment Right will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Additional Investment Right following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new additional investment right consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Additional Investment Right (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control (as defined below), then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Additional Investment Right from the Holder for a purchase price, payable in cash within five Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Additional Investment Right on the date of such request. For the purposes of this Section 9(c), "CHANGE OF CONTROL" means the consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company that is initiated or agreed to by a member of the Company's management.

               (d) Number of Additional Investment Right Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section, the number of Additional Investment Right Shares that may be purchased upon exercise of this Additional Investment Right shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Additional Investment Right Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

               (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

               (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Additional Investment Right and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Additional Investment Right Shares or other securities issuable upon exercise of this Additional Investment Right (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

               (g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least fifteen (15) days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Additional Investment Right prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

        10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds; provided, however, if the Registration Statement did not become effective on or before Required Effectiveness Date and is not continuously effective through the Expiration Date, the Holder may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Additional Investment Right Shares determined as follows:

                                    X = Y [(A-B)/A]
               where:
                                    X = the number of Additional Investment
                                    Right Shares to be issued to the Holder.

                                    Y = the number of Additional Investment
                                    Right Shares with respect to which this
                                    Additional Investment Right is being
                                    exercised.

                                    A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

                                    B = the Exercise Price.

        For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Additional Investment Right Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Additional Investment Right Shares shall be deemed to have commenced, on the date this Additional Investment Right was originally issued pursuant to the Purchase Agreement.

        11. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Additional Investment Right (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the "MAXIMUM PERCENTAGE") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).

For such purposes, beneficial ownership shall be determined in accordance with
Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Additional Investment Right Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Additional Investment Rights.

        12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Additional Investment Right Shares or Additional Investment Right Warrants to purchase fractional Additional Investment Right Warrant Shares on the exercise of this Additional Investment Right. If any fraction of a Additional Investment Right Share or if any Additional Investment Right Warrant to purchase a fraction of an Additional Investment Right Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Additional Investment Right, the number of Additional Investment Right Shares and/or Additional Investment Right Warrant Shares issuable upon exercise of the Additional Investment Right Warrants, as the case may be, to be issued will be rounded up to the nearest whole share or right to purchase the nearest whole share, as the case may be.

        13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address and facsimile numbers for such notices or communications shall be as set forth in the Purchase Agreement.

        14. Additional Investment Right Agent. The Company shall serve as additional investment right agent under this Additional Investment Right. Upon 30 days' notice to the Holder, the Company may appoint a new additional investment right agent. Any corporation into which the Company or any new additional investment right agent may be merged or any corporation resulting from any consolidation to which the Company or any new additional investment right agent shall be a party or any corporation to which the Company or any new additional investment right agent transfers substantially all of its corporate trust or shareholders services business shall be a successor additional investment right agent under this Additional Investment Right without any further act. Any such successor additional investment right agent shall promptly cause notice of its succession as additional investment right agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Additional Investment Right Register.

        15. Miscellaneous.

               (a) Subject to the restrictions on transfer set forth on the first page hereof, this Additional Investment Right may be assigned by the Holder. This Additional Investment Right may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Additional Investment Right shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Additional Investment Right shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Additional Investment Right. This Additional Investment Right may be amended only in writing signed by the Company and the Holder and their successors and assigns.

               (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Additional Investment Right Shares or Additional Investment Right Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Additional Investment Right Shares or Additional Investment Right Warrant Shares on the exercise of this Additional Investment Right and the Additional Investment Right Warrants, respectively, and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Additional Investment Right.

        (c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS ADDITIONAL INVESTMENT RIGHT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER

THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

               (d) The headings herein are for convenience only, do not constitute a part of this Additional Investment Right and shall not be deemed to limit or affect any of the provisions hereof.

               (e) In case any one or more of the provisions of this Additional Investment Right shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Additional Investment Right shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Additional Investment Right.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed by its authorized officer as of the date first indicated above.


                                    BAM! ENTERTAINMENT, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Additional Investment Right)

To: BAM! ENTERTAINMENT, INC.

The undersigned is the Holder of Additional Investment Right No. _______ (the "ADDITIONAL INVESTMENT RIGHT") issued by BAM! ENTERTAINMENT, INC., a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Additional Investment Right.

1. The Additional Investment Right is currently exercisable to purchase a total of ______ Additional Investment Right Shares and _______ Additional Investment Right Warrants.

2. The undersigned Holder hereby exercises its right to purchase ________ Additional Investment Right Shares and Additional Investment Right Warrants exercisable for ______ shares of Common Stock (which number of shares underlying said Additional Investment Right Warrants shall be equal to 90% of the Additional Investment Right Shares so issued upon exercise of the Additional Investment Right).

2. The Holder intends that payment of the Exercise Price shall be made as (check one):
                             ____   "Cash Exercise"
                             ____   "Cashless Exercise"

3. If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Additional Investment Right.

4. Pursuant to this exercise, the Company shall deliver to the holder _______________ Additional Investment Right Shares and Additional Investment Right Warrants exercisable for ______ shares of Common Stock (which number of shares underlying said Additional Investment Right Warrants shall be equal to 90% of the Additional Investment Right Shares so issued upon exercise of the Additional Investment Right).

5. Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of ______________ Additional Investment Right Shares and Additional Investment Right Warrants exercisable for _____ shares of Common Stock (which number of shares underlying said Additional Investment Right Warrants shall be equal to 90% of said remaining Additional Investment Right Shares).

Date:                 ,                Name of Holder:
        --------------  -----

                                       (Print)
                                          --------------------------------------
                                       By:
                                          --------------------------------------
                                       Name:
                                          --------------------------------------
                                       Title:
                                          --------------------------------------

                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Additional Investment Right)

                               FORM OF ASSIGNMENT

        [To be completed and signed only upon transfer of Additional Investment Right]

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Additional Investment Right to purchase ____________ shares of Common Stock and warrants to purchase shares of the Common Stock (which number of shares underlying said warrants shall be equal to 90% of the shares so sold, assigned and transferred) of BAM! ENTERTAINMENT, INC. to which the within Additional Investment Right relates and appoints ________________ attorney to transfer said right on the books of BAM! ENTERTAINMENT, INC. with full power of substitution in the premises.



Dated:                ,
       --------------- ----

                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Additional Right)

                                        ----------------------------------------
                                        Address of Transferee

                                        ----------------------------------------

                                        ----------------------------------------


In the presence of:


-----------------------------

                                                                       EXHIBIT C
                                                TO SECURITIES PURCHASE AGREEMENT


                   COMMON STOCK REGISTRATION RIGHTS AGREEMENT

        COMMON STOCK REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as September 30, 2003, by and among BAM! ENTERTAINMENT, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the undersigned (the "INITIAL INVESTORS").

        WHEREAS:

        A. The Company and the Initial Investors have entered into a Securities Purchase Agreement dated the date hereof (the "SECURITIES PURCHASE AGREEMENT;" capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement). In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors shares of the Company's common stock, $0.001 par value (the "COMMON STOCK"). The shares of Common Stock issued on the Closing Date under the Securities Purchase Agreement are referred to herein as the "SHARES."

        B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors, intending to be legally bound, hereby agree as follows:

        1. DEFINITIONS.

               As used in this Agreement, the following terms shall have the following meanings:

                      (i) "ADDITIONAL INVESTMENT RIGHTS" shall mean rights issued to Initial Investors' further to the Securities Purchase Agreement to purchase additional shares of Common Stock and warrants to purchase Common Stock (all as more fully described in Exhibit B to the Securities Purchase Agreement).

                      (ii) "INVESTORS" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                      (iii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                      (iv) "REGISTRABLE SECURITIES" means (i) the Shares, (ii) any shares of Common Stock issuable upon exercise of the Additional Investment Rights (the "Additional Investment Right Shares") and (iii) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing; provided, however, that the treatment of these securities as Registrable Securities shall terminate if and when such securities can be resold under Rule 144(k) under the Securities Act and provided further however, that any shares of capital stock issued or issuable, from time to time (with any adjustments), in exchange for or otherwise with respect to any Shares or Additional Investment Right Shares shall not be considered Registrable Securities to the extent such shares of capital stock are covered by another, current and effective registration statement permitting the resale without restriction of such shares.

                      (v) "REGISTRATION STATEMENT" means one or more registration statements of the Company under the Securities Act registering all of the Registrable Securities, including the Initial Registration Statement, any Uncovered Shares Amendments and Uncovered Shares Registration Statements (each, as defined below).

        2. REGISTRATION.

               a. Mandatory Registration. The Company shall file with the United States Securities and Exchange Commission ("SEC"), on the date which is on or before forty-five (45) calendar days after the Closing Date (the "FILING DEADLINE") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities) covering the resale of the Shares and any Additional Investment Right Shares issued upon exercise of the Additional Investment Rights (the "INITIAL REGISTRATION STATEMENT"). The Registrable Securities included in the Initial Registration Statement shall be registered on behalf of the Investors as set forth in Section 11(k) hereof. The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investors and their counsel at least 5 Business Days prior to its filing or other submission. If for any reason (including, but not limited to, a determination by the staff of the SEC that all or any portion of the Registrable Securities cannot be included in the Initial Registration Statement (an "SEC Determination")) the Initial Registration Statement declared effective by the SEC does not include all of the Registrable Securities (any such shares that are not included being the "UNCOVERED SHARES"), the Company shall prepare and file with the SEC, as soon as practicable, but in any event prior to the tenth (10th) Business Day after becoming aware of the existence of any Uncovered Shares (such date referred to herein as the "UNCOVERED SHARE FILING DEADLINE"), either (a) an amendment (the "UNCOVERED SHARES AMENDMENT") to the Initial Registration Statement effecting a registration of the Uncovered Shares or (b) a registration statement which registers the Uncovered Shares (the "UNCOVERED SHARES REGISTRATION Statement"). The Uncovered Shares Amendment or the Uncovered Shares Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investors and their counsel at least concurrently with its filing or other submission. The Company shall use its reasonable efforts to cause each of the Initial Registration Statement and the Uncovered Shares Amendment or the Uncovered Shares Registration Statement to become effective as soon as practicable after the filing thereof.

               b. Payments by the Company. The Company shall use its reasonable efforts to cause each Registration Statement required to be filed pursuant to
Section 2(a) hereof to become effective as soon as practicable, but, as to the Initial Registration Statement filed pursuant to Section 2(a), in no event later than the one hundred and twentieth (120th) calendar day after the Closing Date (the "REGISTRATION DEADLINE"), and as to any Uncovered Shares Amendment or Uncovered Shares Registration Statement, in no event later than the ninetieth
(90th) day after the Uncovered Share Filing Deadline (the "UNCOVERED SHARE REGISTRATION DEADLINE"). If the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the SEC by the Filing Deadline or the Uncovered Share Filing Deadline, as applicable, or declared effective by the SEC on or before the Registration Deadline or the Uncovered Share Registration Deadline, as applicable, or if, after a Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included therein (except, in the case of the Initial Registration Statement, for Uncovered Shares which are the subject of an SEC Determination) cannot be made pursuant to the Registration Statement, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall be exclusive of any other remedies available at law or in equity).

               c. The Company shall pay to each Investor an amount equal to (i) the Investment Amount (as defined in the Securities Purchase Agreement) paid by such Investor pursuant to the Securities Purchase Agreement (or if such Investor is not an Initial Investor, the Investment Amount paid by such Investor's transferor or assignor pursuant to the Securities Purchase Agreement (the "Aggregate Purchase Price"), multiplied by (ii) one percent (1%) (with respect to the period commencing on the Filing Deadline, the Uncovered Filing Deadline, the Registration Deadline or the Uncovered Share Registration Deadline, as applicable, multiplied by (iii) the sum of (x) the quotient calculated by dividing (A) the number of days after the Filing Deadline or Uncovered Share Filing Deadline, as applicable, and prior to the date the Registration Statement or Uncovered Share Amendment or Uncovered Share Registration Statement, as applicable, in each case as required to be filed pursuant to Section 2(a), is filed with the SEC by (B) thirty, plus (y) the quotient calculated by dividing
(A) the number of days after the Registration Deadline or Uncovered Share Registration Deadline, as applicable, and prior to the date the Registration Statement or Uncovered Share Amendment or Uncovered Share Registration Statement, as applicable, in each case as filed pursuant to Section 2(a), is declared effective by the SEC by (B) thirty, plus (z) the quotient calculated by dividing (A) the sum of the number of additional days that sales of any Registrable Securities required to be included in a Registration Statement (except, in the case of the Initial Registration Statement, for any

Uncovered Shares which are the subject of an SEC Determination) cannot be made pursuant to a Registration Statement after such Registration Statement has been declared effective; provided, however, however, that the total amount of payments pursuant to this Section 2(c) shall not exceed, when aggregated with all such payments paid to all Investors under the Securities Purchase Agreement $35,000. For example, if the Initial Registration Statement is filed within the Filing Deadline but becomes effective thirty (30) days after the Registration Deadline, the Company would pay $10,000 for each $1,000,000 of Aggregate Purchase Price. If the Company is unable to pay all amounts due and payable with respect to the penalties, the Company will pay the Investors such amounts pro rata based upon the total amounts payable to each Investor as a percentage of the total amounts payable to all Investors.

               d. Eligibility for Form S-3. The Company represents and warrants that it is eligible to register the resale of Registrable Securities on a registration statement on Form S-3 under the Securities Act, and that the Company is not aware of any facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities provided that such registration is not deemed a "primary offering", in which case the Company could face potential qualification problems regarding the requirement of having an aggregate market value held by non-affiliates of $75 million or more. The Company shall use its reasonable efforts to file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain or, if applicable, regain its eligibility for the use of Form S-3.

        3. OBLIGATIONS OF THE COMPANY.

        In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

               a. The Company shall prepare and file with the SEC, on or before the Filing Deadline or the Uncovered Share Filing Deadline, as applicable, the applicable Registration Statement required by Section 2(a) and shall use its reasonable efforts to cause such Registration Statement to become effective as soon as practicable after such filing. The Company shall use its best efforts to keep such Registration Statement effective pursuant to Rule 415 for a period of 12 months from the date it became effective (the "REGISTRATION PERIOD"). In the event that the sale of Registrable Securities by one or more Investors is determined by the SEC to constitute a primary offering, upon the written request from time to time of any such Investor, the Company shall as promptly as practicable cause a Registration Statement to be amended and/or one or more additional Registration Statements (which may be requested on a sequential basis) to be filed (as specified by the applicable Investors) and to be declared effective; and take all other actions reasonably requested by such Investors to effectuate the offering of Registrable Securities. If the Initial Registration Statement is not filed on Form S-3, the Company shall, as soon as it is eligible to do so, file a post-effective amendment on Form S-3 to the Initial Registration Statement to the extent permitted by the SEC or, if not so permitted, file a new Registration Statement on Form S-3 to permit sales of the Registrable Securities pursuant to Rule 429 under the Securities Act; and the Company shall use its reasonable efforts to cause such post-effective amendment or Registration Statement to become effective as soon as possible.

Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) filed pursuant to this Agreement (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

               b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement. Notwithstanding any provision in this Agreement to the contrary, the Company's obligations hereunder to file a Registration Statement, to have the same declared effective and to keep a registration statement continuously in effect under the Securities Act shall be suspended (a "Grace Period") if the fulfillment of such obligations would require the Company to make a disclosure that would, in the reasonable judgment of the Company's Board of Directors, have a Material Adverse Effect (as such term is defined in the Securities Purchase Agreement) on the Company or a material adverse effect on the future prospects of the Company or its stockholders; provided, that the Registration Statement shall be suspended for a total of no more than ninety (90) days during any twelve (12) month period. The provisions of Section 2(b) hereof shall not be applicable during and shall be tolled as a result of any Grace Period.

               c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto. In the case of the Registration Statement referred to in Section 2(a), the Company shall furnish to each Investor which requests (i) a copy of any request to accelerate the effectiveness of any Registration Statement or amendment thereto, (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. In responding to comments from the staff of the SEC, the Company shall cooperate with any Investor that notifies the Company that it desires to be consulted with respect to such process. Such cooperation shall solely consist of providing any such Investor with: a reasonable opportunity to comment on the text and substance of proposed written responses to the extent such comment relates to such investor or its plan of distribution of the Registrable Securities. To the extent that issues raised by the staff of the SEC have an impact primarily on any such investor rather than the Company, the Company shall give reasonable deference to such Investor's requests with respect to the process and substance of responses with respect to such issues.

               d. The Company shall use its reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its certificate of incorporation or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

               e. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone or facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its reasonable efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

               f. The Company shall use its reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable date (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

               g. The Company shall make available for inspection by (i) any Investor whose Registrable Securities are included in a Registration Statement and (ii) one firm of attorneys and one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company, as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence.

               h. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               i. The Company shall use its reasonable efforts to promptly either (i) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on The Nasdaq Stock Market, or
(ii) cause all the Registrable Securities covered by the Registration Statement to be listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

               j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

               k. The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

               l. At the request of an Initial Investor or Investors who holds a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement each as approved by the

Company, which approval shall not be unreasonably withheld or delayed, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

               m. The Company shall comply with applicable federal and state securities laws and regulations related to a Registration Statement and offering and sale of securities.

               n. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (except (i) to the extent existing agreements may otherwise provide or (ii) in the case of the Common Stock underlying the warrants to be issued to HDB as placement agent or its co-placement agents of the financing contemplated by the Securities Purchase Agreement) to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

        4. OBLIGATIONS OF THE INVESTORS.

        In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

               a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor (or to make any payments or other damages to such investor pursuant to Section 2(b)) that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of any information the Company requires from each such Investor.

               b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

        5. EXPENSES OF REGISTRATION.

        The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any trading market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and up to $5,000 in the aggregate for Proskauer Rose LLP, counsel to Vertical Ventures, LLC, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the trading market.

        6. INDEMNIFICATION.

        In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and (ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if any (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of the Company and all of its controlling persons, employees and agents, or without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

               b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents, attorneys and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any reasonable legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of such Investor and all of its controlling persons, employees and agents, or without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact by the Investor contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

               c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for all Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

        7. CONTRIBUTION.

        To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other person who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

        8. REPORTS UNDER THE EXCHANGE ACT.

        With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

               a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange

Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 5(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents as is required for the applicable provisions of Rule 144; and

               b. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

        9. ASSIGNMENT OF REGISTRATION RIGHTS.

        The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Investor to any transferee of all or any portion of the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement or the Securities Purchase Agreement, the Shares may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage accounts.

        10. AMENDMENT OF REGISTRATION RIGHTS.

        Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), by Investors who hold fifty-one percent (51%) in interest of the Registrable Securities or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

        11. MISCELLANEOUS.

               a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

               b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                      If to the Company:

                      BAM! Entertainment, Inc.
                      333 West Santa Clara Street, Suite 716
                      San Jose, CA 95113
                      Telephone No.: (408) 298-7500
                      Facsimile No.:  (408) 298-9600
                      Attention: Raymond Musci
                                 President


                      With a copy to:

                      Kirkpatrick & Lockhart LLP
                      10100 Santa Monica Blvd, 7th Floor
                      Los Angeles, California 90067
                      Telephone (310) 552-5000
                      Fax (310) 552-5001
                      Attention:  Thomas Poletti, Esq.

                      If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b).

        Each party hereto may from time to time change its address or facsimile number for notices under this Section 11(b) by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Investors to the Company, and in the case of the Company to all of the Investors.

               c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               d. Governing Law; Venue; Waiver Of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE

OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

               e. This Agreement, the Securities Purchase Agreement and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

               f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

               g. The headings in this Agreement are for convenience of reference only and shall not form part of or effect the interpretation of this Agreement.

               h. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed signature page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof..

               i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               j. All consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding more than fifty percent (50%) of the Registrable Securities then held by all Investors.

               k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be registered on behalf of each Investor pro rata based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be deemed to have registered on its behalf a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement on behalf of any person or entity which does not hold any Registrable Securities shall be deemed registered on behalf of the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, no provision of this subsection shall operate to reduce the number of Registrable Securities registered on behalf of any Investor pursuant to the first sentence of this subsection.

               l. For purposes of this Agreement, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York or California are authorized or obligated by law, regulation or executive order to close.

               m. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               n. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


BAM! ENTERTAINMENT, INC.


By:
   ---------------------------------
Name:
     -------------------------------
Its:
     -------------------------------

INITIAL INVESTORS:


By:
   ---------------------------------
Name:
     -------------------------------
Its:
     -------------------------------

                                                                       EXHIBIT D
                                                TO SECURITIES PURCHASE AGREEMENT


                  WARRANT SHARES REGISTRATION RIGHTS AGREEMENT

        WARRANT SHARES REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of September 30, 2003, by and among BAM! ENTERTAINMENT, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the undersigned (the "INITIAL Investors").

        WHEREAS:

        A. The Company and the Initial Investors have entered into a Securities Purchase Agreement dated the date hereof (the "SECURITIES PURCHASE AGREEMENT;" capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement). In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) warrants (the "WARRANTS") to purchase shares of the Company's common stock, $0.001 par value (the "COMMON STOCK"). The shares of Common Stock issuable upon exercise of the Warrants issued on the Closing Date under the Securities Purchase Agreement are referred to herein as the "WARRANT SHARES."

        B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors, intending to be legally bound, hereby agree as follows:

        1. DEFINITIONS.

               As used in this Agreement, the following terms shall have the following meanings:

                      (i) "ADDITIONAL INVESTMENT RIGHTS" shall mean rights issued to the Initial Investors' further to the Securities Purchase Agreement to purchase additional shares of Common Stock and Warrants (all as more fully described in Exhibit B to the Securities Purchase Agreement).

                      (ii) "INVESTORS" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                      (iii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                      (iv) "REGISTRABLE SECURITIES" means (i) the Warrant Shares, (ii) any shares of Common Stock issuable upon exercise of Warrants purchased upon exercise of the Additional Investment Rights (the "Additional Investment Right Warrant Shares"), (iii) any Warrant Shares or Additional Investment Right Warrant Shares issuable pursuant to the anti-dilution provisions of the Warrants and the Additional Investment Right Warrants, respectively, and (iv) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing; provided, however, that the treatment of these securities as Registrable Securities shall terminate if and when such securities can resold under Rule 144(k) under the Securities Act and provided further however, that any shares of capital stock issued or issuable, from time to time (with any adjustments), in exchange for or otherwise with respect to any Shares, Warrant Shares or Additional Investment Right Warrant Shares shall not be considered Registrable Securities to the extent such shares of capital stock are covered by another, current and effective registration statement permitting the resale without restriction of such shares.

                      (v) "REGISTRATION STATEMENT" means one or more registration statements of the Company under the Securities Act registering all of the Registrable Securities, including the Initial Registration Statement, any Uncovered Shares Amendments and Uncovered Shares Registration Statements (each, as defined below).

        2. REGISTRATION.

               a. Mandatory Registration. The Company shall file with the United States Securities and Exchange Commission ("SEC"), on the date which is on or before forty-five (45) calendar days after the Closing Date (the "FILING DEADLINE") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities) covering the resale of the Warrant Shares and any Additional Investment Right Warrant Shares issued upon exercise of the Additional Investment Rights, which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions (the "INITIAL REGISTRATION STATEMENT"). The Registrable Securities included in the Initial Registration Statement shall be registered on behalf of the Investors as set forth in Section 11(k) hereof. The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investors and their counsel at least two (2) Business Days prior to its filing or other submission. If for any reason (including, but not limited to, a determination by the staff of the SEC that all or any portion of the Registrable Securities cannot be included in the Initial Registration Statement (an "SEC DETERMINATION")) the Initial Registration Statement declared effective by the SEC does not include all of the Registrable Securities (any such shares that are not included being the "UNCOVERED SHARES"), the Company shall prepare and file with the SEC, as soon as practicable, but in any event prior to the tenth (10th) Business Day after becoming aware of the existence of any Uncovered Shares (such date referred to herein as the "UNCOVERED SHARE FILING DEADLINE"), either (a) an amendment (the "UNCOVERED SHARES AMENDMENT") to the Initial Registration Statement effecting a registration of the Uncovered Shares or (b) a registration statement which registers the Uncovered Shares (the "UNCOVERED SHARES REGISTRATION STATEMENT"). The Uncovered Shares Amendment or the Uncovered Shares Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investors and their counsel at least concurrently with its filing or other submission. The Company shall use its reasonable efforts to cause each of the Initial Registration Statement and the Uncovered Shares Amendment or the Uncovered Shares Registration Statement to become effective as soon as practicable after the filing thereof. The Company shall use its reasonable efforts to cause each Registration Statement required to be filed pursuant to this Section 2(a) to become effective as soon as practicable, but, as to the Initial Registration Statement filed pursuant to this Section 2(a), in no event later than the one hundred and twentieth (120th) calendar day after the Closing Date, and as to any Uncovered Shares Amendment or Uncovered Shares Registration Statement, in no event later than the 60th day after the Uncovered Shares Filing Deadline.

               b. Eligibility for Form S-3. The Company represents and warrants that it is eligible to register the resale of Registrable Securities on a registration statement on Form S-3 under the Securities Act, and that the Company is not aware of any facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities provided that such registration is not deemed a "primary offering", in which case the Company could face potential qualification problems regarding the requirement of having an aggregate market value held by non-affiliates of $75 million or more. The Company shall use its reasonable efforts to file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain or, if applicable, regain its eligibility for the use of Form S-3.

        3. OBLIGATIONS OF THE COMPANY.

        In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

               a. The Company shall prepare and file with the SEC, on or before the Filing Deadline or the Uncovered Share Filing Deadline, as applicable, the applicable Registration Statement required by Section 2(a) and shall use its reasonable efforts to cause such Registration Statement to become effective as soon as practicable after such filing. The Company shall use its best efforts to keep such Registration Statement effective pursuant to Rule 415 for a period of 12 months from the date it became effective (the "REGISTRATION PERIOD"). In the event that the sale of Registrable Securities by one or more Investors is determined by the SEC to constitute a primary offering, upon the written request from time to time of any such Investor, the Company shall as promptly as practicable cause a Registration Statement to be amended and/or one or more additional Registration Statements (which may be requested on a sequential basis) to be filed (as specified by the applicable Investors) and to be declared effective; and take all other actions reasonably requested by such Investors to effectuate the offering of Registrable Securities. If the Initial Registration Statement is not filed on Form S-3, the Company shall, as soon as it is eligible to do so, file a post-effective amendment on Form S-3 to the Initial Registration Statement to the extent permitted by the SEC or, if not so permitted, file a new Registration Statement on Form S-3 to permit sales of the Registrable Securities pursuant to Rule 429 under the Securities Act; and the Company shall use its reasonable efforts to cause such post-effective amendment or Registration Statement to become effective as soon as possible. Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) filed pursuant to this Agreement
(i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

               b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement. Notwithstanding any provision in this Agreement to the contrary, the Company's obligations hereunder to file a Registration Statement, to have the same declared effective and to keep a registration statement continuously in effect under the Securities Act shall be suspended (a "Grace Period") if the fulfillment of such obligations would require the Company to make a disclosure that would, in the reasonable judgment of the Company's Board of Directors, have a Material Adverse Effect (as such term is defined in the Securities Purchase Agreement) on the Company or a material adverse effect on the future prospects of the Company or its stockholders; provided, that the Registration Statement shall be suspended for a total of no more than ninety (90) days during any twelve (12) month period. The provisions of Section 2(b) hereof shall not be applicable during and shall be tolled as a result of any Grace Period.

               c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto. In the case of the Registration Statement referred to in Section 2(a), the Company shall furnish to each Investor which requests (i) a copy of any request to accelerate the effectiveness of any Registration Statement or amendment thereto, (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. In responding to comments from the staff of the SEC, the Company shall cooperate with any Investor that notifies the Company that it desires to be consulted with respect to such process. Such cooperation shall solely consist of providing any such Investor with: a reasonable opportunity to comment on the text and substance of proposed written responses to the extent such comment relates to such investor or its plan of distribution of the Registrable Securities. To the extent that issues raised by the staff of the SEC have an impact primarily on any such investor rather than the Company, the Company shall give reasonable deference to such Investor's requests with respect to the process and substance of responses with respect to such issues.

               d. The Company shall use its reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its certificate of incorporation or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

               e. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone or facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its reasonable efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver such number of copies of such supplement or amendment to each Investor as such

Investor may reasonably request.

               f. The Company shall use its reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable date (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

               g. The Company shall make available for inspection by (i) any Investor whose Registrable Securities are included in a Registration Statement and (ii) one firm of attorneys and one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company, as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence.

               h. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               i. The Company shall use its reasonable efforts to promptly either (i) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on The Nasdaq Stock Market, or
(ii) cause all the Registrable Securities covered by the Registration Statement to be listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

               j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

               k. The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

               l. At the request of an Initial Investor or Investors who holds a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement each as approved by the Company, which approval shall not be unreasonably withheld or delayed, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

               m. The Company shall comply with applicable federal and state securities laws and regulations related to a Registration Statement and offering and sale of securities.

               n. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (except (i) to the extent existing agreements may otherwise provide or (ii) in the case of the Common Stock underlying the warrants to be issued to HDB as placement agent or its co-placement agents of the financing contemplated by the Securities Purchase Agreement) to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

        4. OBLIGATIONS OF THE INVESTORS.

        In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

               a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor (or any damages to such Investor) that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of any information the Company requires from each such Investor.

               b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's

Registrable Securities from the Registration Statement.

        5. EXPENSES OF REGISTRATION.

        The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any trading market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the trading market.

        6. INDEMNIFICATION.

        In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and (ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if any (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a

Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of the Company and all of its controlling persons, employees and agents, or without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

               b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents, attorneys and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any reasonable legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of such Investor and all of its controlling persons, employees and agents, or without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact by the Investor contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

               c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for all Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

        7. CONTRIBUTION.

        To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other person who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

        8. REPORTS UNDER THE EXCHANGE ACT.

        With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

               a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 5(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents as is required for the applicable provisions of Rule 144; and

               b. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

        9. ASSIGNMENT OF REGISTRATION RIGHTS.

        The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Investor to any transferee of all or any portion of the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Securities Purchase Agreement or the Warrants, the Warrant Shares may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage accounts.

        10. AMENDMENT OF REGISTRATION RIGHTS.

        Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), by

Investors who hold fifty-one percent (51%) in interest of the Registrable Securities or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

        11. MISCELLANEOUS.

               a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

               b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                      If to the Company:

                      BAM! Entertainment, Inc.
                      333 West Santa Clara Street, Suite 716
                      San Jose, CA 95113
                      Telephone No.: (408) 298-7500
                      Facsimile No.:  (408) 298-9600
                      Attention: Raymond Musci
                                 President

                      With a copy to:

                      Kirkpatrick & Lockhart LLP
                      10100 Santa Monica Blvd, 7th Floor
                      Los Angeles, California 90067
                      Telephone (310) 552-5000
                      Fax (310) 552-5001
                      Attention:  Thomas Poletti, Esq.

If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b).

        Each party hereto may from time to time change its address or facsimile number for notices under this Section 11(b) by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Investors to the Company, and in the case of the Company to all of the Investors.

               c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                d. Governing Law; Venue; Waiver Of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

               e. This Agreement, the Securities Purchase Agreement and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

               f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

               g. The headings in this Agreement are for convenience of reference only and shall not form part of or effect the interpretation of this Agreement.

               h. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed signature page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof..

               i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               j. All consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding more than fifty-one percent (51%) of the Registrable Securities (determined as if all Warrants then outstanding had been exercised by the payment of cash) then held by all Investors.

               k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be registered on behalf of each Investor pro rata based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be deemed to have registered on its behalf a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement on behalf of any person or entity which does not hold any Registrable Securities shall be deemed registered on behalf of the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, (A) the number of Registrable Securities held by an Investor shall be determined as if all Warrants then outstanding and held by an Investor were exercised and (B) no provision of this subsection shall operate to reduce the number of Registrable Securities registered on behalf of any Investor pursuant to the first sentence of this subsection.

               l. For purposes of this Agreement, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York or California are authorized or obligated by law, regulation or executive order to close.

               m. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               n. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


BAM! ENTERTAINMENT, INC.


By:
   ---------------------------------
Name:
     -------------------------------
Its:
     -------------------------------

INITIAL INVESTORS:


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                                                       EXHIBIT E
                                                TO SECURITIES PURCHASE AGREEMENT




September 30, 2003


American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY  11219
Attn:  Robert Shiner

Re:  BAM Entertainment, Inc. -- Transfer Agent Instructions

Dear Mr. Shiner:

               Reference is made to the Securities Purchase Agreements (the "Purchase Agreement"), dated as of September 30, 2003, among BAM! Entertainment, Inc., a Delaware corporation (the "Company") and the purchasers named therein (the "Purchasers") pursuant to which the Company is issuing shares (the "Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"), Warrants to purchase Common Stock (the "Warrant Shares") and Additional Investment Rights to purchase Common Stock (the "Additional Investment Right Shares") and Warrants to purchase Common Stock (the "Additional Investment Right Warrant Shares").

               The Company has agreed with the Purchasers that it will instruct you to: (A) issue the Shares, Warrant Shares, Additional Investment Right Shares and Additional Investment Right Warrant Shares free of all restrictive legends under the Securities Act of 1933, if, at the time of such issue, (i) a registration statement covering the resale of such Shares and Warrant Shares has been declared and is effective by the Commission under the Securities Act and the additional requirements set forth in the opinion letter in the form attached hereto as Exhibit I have been complied with, (ii) such Common Stock are eligible for sale under Rule 144(k) or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission); or (B) reissue the Common Stock (if such shares were originally issued with a restrictive legend) free of all restrictive and other legends (i) upon the effectiveness of a registration statement covering the resale of the Common Stock or (ii) following the delivery of an appropriate opinion of counsel (a) any sale of such Common Stock pursuant to Rule 144 or (b) such Common Stock are eligible for sale under Rule 144(k) or
(c) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission).

               In furtherance of this instruction, upon the effectiveness of the Registration Statement (as defined in the Purchase Agreement) we have instructed our counsel to deliver to you their opinion letter in the form attached hereto as EXHIBIT I to the effect therein.

               Other than as set forth herein, you need not require further letters from us or our counsel to effect any reissuance of shares of Common Stock issued as of the date hereof to the

Purchasers as contemplated by the Purchase Agreement and this letter. This letter should serve as our standing irrevocable instructions with regard to this matter.

               Please be advised that the Purchasers have relied upon this instruction letter as an inducement to enter into the Purchase Agreement. Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

                                            Very truly yours,


                                            BAM! ENTERTAINMENT, INC.



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

RECEIPT ACKNOWLEDGED:


American Stock Transfer & Trust Company



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                                                       EXHIBIT E
                                                TO SECURITIES PURCHASE AGREEMENT


Exhibit I         [ACTUAL ISSUANCE SUBJECT TO APPROVAL OF K&L OPINION COMMITTEE]


                             [Counsel's Letterhead]



[Date]



American Stock Transfer Trust Company
40 Wall Street
New York, NY 10005

Attention: ____________

  Re: BAM! Entertainment, Inc. -- Legend Removal relating to an aggregate of _________ shares of common stock and ________ shares of common stock issuable upon exercise of Warrants

Ladies and Gentlemen:

We have been requested by our client, BAM Entertainment, Inc. (the "Company"), to furnish our opinion to you concerning removal of the Legend referred to below on certificates evidencing up _______ shares (the "Shares") of common stock, $0.001 par value (the "Common Stock"), of the Company and _______ shares of Common Stock of the Company (the "Warrant Shares") that may be issued from time to time upon exercise of warrants (the "Warrants") held by the purchasers (such purchasers and their permitted assigns being hereinafter referred to as the "Purchasers") named in that certain Securities Purchase Agreement dated September __ 2003, by and between the Company and the Purchasers.

We understand that the transfer of the Shares and the Warrant Shares is restricted on the Company's stock records, and each certificate for the Shares bear, and in the case of the Warrant Shares will bear, a legend (the "Legend") restricting such transfer, otherwise than pursuant to registration or an exemption from registration under the Securities Act of 1933 (the "Securities Act").

In connection with rendering the opinion set forth below, we have examined copies of the following documents (collectively, the "Supporting Documents"):

                (a) The Company's Registration Statement on Form S-3 (File No. 333-________) filed with the Securities and Exchange Commission (the "SEC") on ________, 2003 relating to the Shares and Warrant Shares [and Amendments 1, ___ and ____ thereto filed _______, ______ and ______]
        (the "Registration Statement"); and

                (b) The Company's prospectus ("the Prospectus") dated _________ filed with the SEC on _________ pursuant to Rule 424(b)(3) under the Securities Act of 1933 (the "Act") relating to the Shares and Warrant shares and which names each of Purchaser as a selling stockholder thereunder (a copy of which is enclosed herewith).

        We have been advised orally by a member of the staff of the SEC that the SEC has entered an order declaring the Registration Statement effective under the Securities Act of 1933, as amended (the "1933 Act"), on ___ __, 2003. We have no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC.

        For the purposes of this opinion, we have made the assumptions that are customary in opinion letters of this kind, including the assumptions that each document submitted to us is accurate and complete, that each document that is an original is authentic, that each such document that is a copy conforms to an authentic original, that all signatures on each such document are genuine, and that no changes have occurred or will occur in the facts reflected in the Supporting Documents. We have assumed the legal capacity of the Purchasers and that the all Warrant Shares will be issued pursuant to the terms of the Warrants. We have not verified any of those assumptions.

        For the purposes of this opinion, we have also assumed that:

        1. At the time of any sale of any of the Shares or Warrant Shares, no stop order suspending the effectiveness of the Registration Statement will have been issued or any proceedings for that purpose will be pending before, or threatened by, the SEC;

        2. Any sale of any of the Shares or Warrant does not occur during a Grace Period (as defined in Section 3(b)) of each of those certain Common Stock Registration Rights Agreement and Warrant Shares Registration Rights Agreement dated September __, 2003 between the Company and the Purchasers; and

        3. The Purchasers sell the Shares and Warrant Shares in accordance with the "Plan of Distribution" set forth in the Prospectus and comply with the prospectus delivery requirements under Section 5(b)(2) of the Securities Act and, at the time any of the Purchasers request a removal of the Legend on any certificate evidencing all or any portion of the Shares or Warrant Shares or to transfer any of the same, it (or a broker acting on such Purchaser's behalf) provides to the Company (or to you on the Company's behalf), reasonable written assurances to the effect that any of the Shares or Warrant Shares, as the case may be, sold or to be sold by such Purchasers have been, or will be, sold in accordance with the plan of distribution set forth in the Prospectus and in compliance with the prospectus delivery requirements under the Securities Act.

        Based solely on our review of the Supporting Documents and subject to the foregoing and the other matters set forth below, it is our opinion a proposed transfer and sale of any of the Shares or Warrant Shares by the Purchasers, effected pursuant to the plan of distribution described in the Registration Statement and Prospectus and in compliance with the prospectus delivery requirements under the Securities Act, will be in conformity with the Securities Act inasmuch as such Shares will be sold pursuant to an effective Registration Statement. Accordingly, the Legend on the certificates for the Shares and Warrant Shares and the restrictions on the Company's records concerning the transfer of the Shares and the Warrant Shares under the Securities Act may be removed.

        The foregoing opinion is limited to the registration provisions of the Securities Act and relates only to the Shares and the Warrant Shares. It does not address any other provision of law, any other securities, or any other aspect of the subject transaction.

        We are furnishing this opinion letter to you solely in connection with the above matter. You may not rely on this opinion letter in any other connection, and it may not be furnished to or relied upon by any other person for any purpose, without our specific prior written consent.

Sincerely,





cc:     Bam Entertainment, Inc.
        Attention: ___________

                                                                       EXHIBIT F
                                                TO SECURITIES PURCHASE AGREEMENT



VERTICAL VENTURES LLC:                 $ 758,000     42.68018%
                                                     789,584 Shares
                                                     710,625 Warrants
       Additional Investment Rights to purchase:     704,223 Additional Investment Right Shares
                                                     Additional Investment Right Warrants to purchase
                                                     633,801 Additional Investment Right Warrant Shares


CRESCENT INTERNATIONAL LTD:            $ 315,000     17.73648%
                                                     328,125 Shares
                                                     295,313 Warrants
       Additional Investment Rights to purchase:     292,652 Additional Investment Right  Shares
                                                     Additional Investment Right Warrants to purchase
                                                     263,387 Additional Investment Right Warrant Shares


SMITHFIELD FIDUCIARY LLC:              $ 225,000     12.668919%
                                                     234,375 Shares
                                                     210,938 Warrants
       Additional Investment Rights to purchase:     209,037 Additional Investment Right Shares
                                                     Additional Investment Right Warrants to purchase
                                                     188,133 Additional Investment Right Warrant Shares


TRUK OPPORTUNITY FUND, LLC:            $  22,080     1.24324%
                                                     23,000 Shares
                                                     20,700 Warrants
       Additional Investment Rights to purchase:     20,513 Additional Investment Right Shares
                                                     Additional Investment Right Warrants to purchase
                                                     18,463 Additional Investment Right Warrant Shares

JAS SECURITIES, LLC:                   $  85,440     4.81081%
                                                     89,000 Shares
                                                     80,100 Warrants
       Additional Investment Rights to purchase:     79,378 Additional Investment Right Shares
                                                     Additional Investment Right Warrants to purchase
                                                     71,440 Additional Investment Right Warrant Shares

AID DKR SOUNDSHORE PRIVATE             $  96,000     5.4054%
INVESTORS HOLDING FUND, LTD:                         100,000 Shares
                                                     90,000 Warrants
       Additional Investment Rights to purchase:     89,191 Additional Investment Right Shares
                                                     Additional Investment Right Warrants to purchase
                                                     80,270 Additional Investment Right Warrant Shares

OTAPE INVESTMENTS LLC:                 $ 274,480     15.45495%
                                                     285,916 Shares
                                                     257,324 Warrants
       Additional Investment Rights to purchase:     255,006 Additional Investment Right Shares
                                                     Additional Investment Right Warrants to purchase
                                                     229,506 Additional Investment Right Warrant Shares

                                   EXHIBIT G

                                  LEGAL OPINION


Pursuant to Section 7(f) of the Securities Purchase Agreement, the Company's counsel shall provide an opinion relating to the following matters

        1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        2. The Company (a) has the corporate power to execute, deliver and perform its obligations under the Transaction Documents, (b) has taken all corporate action necessary to authorize the execution, delivery and performance of the Transaction Documents, and (c) has duly executed and delivered the Transaction Documents. Each of the Transaction Documents is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

        3. The issuance and sale of the Shares, Warrants, Warrant Shares, Additional Investment Rights, Additional Investment Right Shares, Additional Investment Right Warrants and Additional Investment Right Warrant Shares have been duly authorized. The Shares, the Warrants and the Additional Investment Rights, when issued and sold in accordance with the terms of the Purchase Agreement, and the Warrant Shares, when issued and sold in accordance with terms of the Warrants, the Additional Investment Right Shares, when issued and sold in accordance with the terms of the Additional Investment Rights, and the Additional Investment Right Warrant Shares, when issued and sold in accordance with the terms of the Additional Investment Right Warrants, will be validly issued, fully paid and non-assessable. The stockholders of the Company have no preemptive rights with respect to the issuance of the Shares, Warrant Shares, Additional Investment Right Shares or Additional Investment Right Warrant Shares under any statute or the Company's Certificate of Incorporation or By-laws.

        4. Subject to the accuracy of the Purchasers' representations in Section 3 of the Purchase Agreement and the Company's representations in Sections 4(p) and 4(q) of the Purchase Agreement and assuming that the activities of any of the Placement Agents, if imputed to the Company, would not violate such representations, it is not necessary to register the Shares, Warrants, Warrant Shares, Additional Investment Rights, Additional Investment Right Shares, Additional Investment Right Warrant and Additional Investment Right Warrant Shares under the Securities Act of 1933 in connection with the offer and issuance of such securities to the Purchasers under the circumstances contemplated by the Purchase Agreement.

        5. Except for the notification of the Nasdaq National Market, the filing with the SEC of a Form D as required under Regulation D and the filing with the SEC of a registration statement as required by the Registration Rights Agreement and such blue sky filings as may be required (as to which we render no opinion), the execution and delivery by the Company of the Transaction Documents, and the performance by the Company of its obligations under the Transaction Documents, do not require the Company to obtain any approval by or make any filing with any governmental authority under the General Corporation Law of the State of Delaware or any statute, rule, or regulation of the State of California or the United States.

        6. The execution, delivery and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions contemplated thereby and the compliance by the Company with the terms thereof do not (a) violate or constitute a default under (i) the Certificate of Incorporation or the By-laws of the Company, or (ii) any agreement, note, lease, mortgage, deed or other instrument listed as an exhibit to the Company's Annual Report on Form 10-K for the year ended June 30, 2003, or (b) result in any violation of the General Corporation Law of the State of Delaware or any applicable statute regulation of the State of California or the United States.

        7. To the knowledge of such counsel, the Company meets the eligibility requirement for the use of Form S-3 for the registration of the Shares and the Warrant Shares.

        8. To our knowledge, at the date of this opinion letter, there is no action or proceeding pending before any court, governmental agency or arbitrator, or overtly threatened in writing, against the Company, except as disclosed in the Company's filings with the Securities and Exchange Commission. In rendering the foregoing opinion, please note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company or any of its Subsidiaries or officers or directors, nor have we undertaken any further inquiry, beyond obtaining the Officers Certificate.

        9. The Company is not an "investment company" or an entity controlled by an "investment company," as such terms are defined in the Investment Company Act of 1940.

                                  SCHEDULE 4(a)

                                  SUBSIDIARIES



Bam Entertainment Limited

Bam Studios (Europe) Limited

             SCHEDULE 4C


AUTHORIZED STOCK:
Common Stock                                     100000000 shares at $0.001 par value
Redeemable Convertible Preferred Stock            10000000 shares at $0.001 par value

ISSUED AND OUTSTANDING STOCK:
Common Stock                                      14814040 shares      (see below)
Redeemable Convertible Preferred Stock                   0 shares

STOCK OPTION PLAN
Number of shares reserved for issuance             3500000 shares
Number of shares issued under plan                  156312 shares
Number of options outstanding                      1773208 shares      (see below)

OPTIONS GRANTED OUTSIDE OF PLAN
Number of options outstanding                       268800 shares      (see below)

EMPLOYEE SHARE PURCHASE PLAN
Number of shares reserved for issuance              705000 shares
Number of shares issued under plan                   31752 shares

WARRANTS
Number of warrants outstanding                      878450             (see below)

Warrant agreements that require a
registration agreement be filed:                 Southpaw (see below)

             SCHEDULE 4C
             CAPITALIZATION TABLE

                                                   SHARES
                                                   OWNED     WARRANTS      OPTIONS
NAME                                             22-SEP-03   22-SEP-03    22-SEP-03       TOTAL
Aardman                                                          35000                     35000
Ambler Stephen                                        5212                   132906       138118
AR Williams Settlement                             2205361                               2205361
Baumann Scott                                                                  8000         8000
Behrens Katja                                                                  2410         2410
Bellinghausen Sylvia                                                          11675        11675
Bermeister Kevin                                     89576                                 89576
Blakeway Paul                                                                 15315        15315
Booth Joe                                                                     71300        71300
Bosma Matthew                                                                  8000         8000
Brassington David                                                             26834        26834
Cairns Robin                                                                  17183        17183
Dickson Clyde                                                                 57917        57917
Dyne Mark                                            89576                   109600       199176
Endo Aaron                                                                    63328        63328
Fielding Marcus                                                               23963        23963
Franchise Films                                      68738                                 68738
Grappone Steve                                                                27975        27975
Holmes Robert                                       659397                   350789      1010186
Kelly Mika                                                                     2815         2815
Kirkpatrick & Lockhart                                           47000                     47000
Legris Yves                                                                  206667       206667
Lloyd Robert                                         45825                    10000        55825
Lloyd Scott                                                                    5030         5030
Mackie Lucy                                                                    4000         4000
Markey Mike                                                                   25000        25000
Massarsky Steven                                     13419                    10183        23602
Merchant John                                                                 10033        10033
Morgan Keegan                                                    16450                     16450
Musci Raymond                                      3109964                   116978      3226942
Nojadera Lynnie                                                               29063        29063
Oishi Hideo                                                                   29375        29375
Par Investment Ptrs                                1489810                               1489810
Partida Kathy                                                                 28450        28450
Sammah Laili                                                                   5633         5633
Selected Ventures LLC                               206211                                206211
Simpson Barry                                                                 18720        18720
Slezak Robert                                         3000                    48800        51800
Southpaw                                                        200000                    200000
Spyglass                                                        470000                    470000
Stolar, Bernie                                                               250000       250000 (250000 options outside of plan)
Sundheim George                                                               57600        57600
Tobin David                                                                   38800        38800 (18800 options outside of plan)
Transcap                                                        100000                    100000
Tsele Magnolia                                                                26463        26463
Valencia Phoenix                                                               6500         6500
VIS                                                              10000                     10000
Williams Anthony G                                   35000                    38800        73800
Williams Anthony R                                  109519                   116978       226497
Young Susan                                                                    7500         7500
Zook Sherri                                                                   21425        21425
Other                                              6683432                               6683432

TOTAL                                             14814040      878450      2042008     17734498



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